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                                                                      Exhibit 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


 As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed S-8 Registration Statements File No. 33-42995, No. 33-46712, File No. 333-03916, and File No. 333-03918.



                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------
                                                             ARTHUR ANDERSEN LLP

 Fort Worth, Texas,
   February 28, 1997